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                                                                    EXHIBIT 10.5

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 2, 2001 (this "Fourth Amendment"), is among ROUGE INDUSTRIES, INC., a Delaware corporation ("Holdings"), ROUGE STEEL COMPANY, a Delaware corporation (the "Borrower"), the financial institutions party hereto (collectively with the Agent (defined below), the "Banks") and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         A. Holdings, the Borrower, the Agent and the Banks are parties to a Credit Agreement dated as of December 16, 1997, as amended by the First Amendment to Credit Agreement dated July 23, 1999, the Second Amendment to Credit Agreement dated as of April 21, 2000, and as further amended by the Third Amendment to Credit Agreement dated as of January 18, 2001 (as amended, and as may be further amended, modified, or restated from time to time, the "Credit Agreement").

         B. Holdings and Borrower have informed Agent and the Banks that its accountants have determined that certain net deferred tax assets must have a 100% valuation allowance placed against them in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("FAS 109"). This would cause Holdings and Borrower to be in default under the Net Worth financial covenant. Holdings and Borrower requested that Agent and the Banks amend the Credit Agreement to provide that Net Worth is calculated without regard to the valuation allowance established for deferred tax in accordance with FAS 109.

         C. Holdings and the Borrower desire to amend the Credit Agreement, and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                    ARTICLE 1
                                    AMENDMENT

                  Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement is amended to provide that Net Worth is calculated without regard to the valuation allowance established for deferred tax in accordance with FAS 109.


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                                    ARTICLE 2
                                 REPRESENTATIONS

                  Each of Holdings and Borrower represents and warrants to the Agent and the Banks that:

         2.1 The execution, delivery and performance of this Fourth Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-Laws, or any undertaking to which it is a party or by which it is bound.

         2.2 This Fourth Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 4 of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         2.4 Each of Borrower, Holdings, and QS Steel is, and after giving effect to the incurrence of all indebtedness and obligations being incurred in connection herewith and will be and will continue to be, Solvent.


                                    ARTICLE 3
                           CONDITIONS OF EFFECTIVENESS

                  This Fourth Amendment shall become effective on the date that each of the following has been satisfied to Agent's satisfaction:

         3.1 This Fourth Amendment shall be signed by Holdings, the Borrower, Agent, and the Required Banks.

         3.2 Holdings, QS Steel, and Borrower have delivered such additional documents, instruments, resolutions, etc., as Agent may reasonably require.


                                    ARTICLE 4
                                  MISCELLANEOUS

         4.1 References in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 Holdings and Borrower, jointly and severally, agree to pay and to save the Agent



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harmless for the payment of all costs and expenses arising in connection with the transactions contemplated by this Fourth Amendment, including the reasonable fees of counsel to the Agent (Honigman Miller Schwartz and Cohn LLP), consultants and advisers, and the fees, costs and expenses associated with any appraisals conducted by the Agent or its agents. Holdings and Borrower agree to cooperate, and to cause its Subsidiaries to cooperate, in all respects with the Agent's consultants, advisers, appraisers, and their respective agents.

         4.3 Each of Holdings and Borrower acknowledge and agree that (i) the Agent and the Banks have fully performed all of their obligations under the Loan Documents and all documents executed in connection with the Loan Documents and (ii) all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Loan Documents.

         4.4. Each of Holdings and Borrower acknowledge that neither the Banks nor their affiliates will, under any circumstances, be obligated to honor any checks or other items presented to Banks or their affiliates for payment for which there are insufficient available funds in the respective Borrower's account, and Banks or their affiliates may return any such items so presented.

         4.5 Except as expressly amended hereby, each of Holdings and Borrower agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.6      (a)      This Fourth Amendment constitutes each of Holdings',
the Borrower's and the Banks' entire understanding with respect to the subject matter hereof. Modifications or amendments to this Fourth Amendment must be in writing and comply with Section 9.5 of the Credit Agreement in order to be effective. This Fourth Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Fourth Amendment is binding on each of Holdings and Borrower and their respective successors, assigns, heirs, and personal representatives and inures to Banks' benefit and the benefit of its successors and assigns. If any provision of this Fourth Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Fourth Amendment.

                  (b) This Fourth Amendment is being entered into among competent persons, who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel), and has been reviewed by each of Holdings and Borrower and their counsel, if any. Therefore, any ambiguous language in this Fourth Amendment will not necessarily be construed against any particular party as the drafter of such language.

         4.7 This Fourth Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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         IN WITNESS WHEREOF, the parties signing this Fourth Amendment have caused this Fourth Amendment to be executed and delivered as of the day and year first above written.

                      ROUGE INDUSTRIES, INC.


                      By:  /s/ Gary P. Latendresse
                         -------------------------------------------------------
                               Gary P. Latendresse
                               Vice Chairman And Chief Financial Officer


                      ROUGE STEEL COMPANY


                      By:  /s/ Gary P. Latendresse
                         -------------------------------------------------------
                               Gary P. Latendresse
                               Vice Chairman And Chief Financial Officer


                      BANK ONE, MICHIGAN, as Agent, as Issuing Bank and as a Bank


                      By:  /s/ William H. Canney
                         -------------------------------------------------------
                                 William H. Canney, Jr.
                                 First Vice President


                      COMERICA BANK


                      By:  /s/ Steven J. McCormack
                         -------------------------------------------------------

                         Name: Steven J. McCormack
                              --------------------------------------------------

                              Title: Assistant Vice President
                                    --------------------------------------------


[Signatures continued
 on following page]

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[Signatures continued
 from preceding page]

                                NATIONAL CITY BANK


                                By: /s/ John R. DeFrancesco
                                   ---------------------------------------------

                                   Name: John R. DeFrancesco
                                        ----------------------------------------

                                        Title Vice President
                                             -----------------------------------


                           REAFFIRMATION OF AGREEMENTS


         The undersigned, while not a party to this Fourth Amendment, is a party to various other guaranties, security agreements, documents, instruments, and agreements with or in favor of Agent, for the benefit of the Banks (each, a "Related Agreement" and collectively, the "Related Agreements"). In order to induce Agent and the Banks to enter into the Fourth Amendment set forth above, the undersigned (1) acknowledges and agrees that all of its respective Related Agreements remain in full force and effect and are hereby ratified, confirmed, approved and, extend to and cover all of the obligations described in the Fourth Amendment; (2) consents to all of the terms and conditions of the Fourth Amendment; (3) if it has executed a guaranty in Lender's favor, it acknowledges and agrees that its guaranty (and the collateral security therefor) extends to and covers all of Borrower's obligations to Agent and the Banks, including those arising under, in connection with, or described in the Fourth Amendment; (4) it acknowledges and agrees that the fact that Agent has sought this reaffirmation does not create any obligation, right, or expectation that Agent will seek its consent to or reaffirmation with respect to any other or further amendments or modifications to the relationship between it, the Banks and Borrower or any other party; and (5) acknowledges and agrees that the references to it in the Related Agreements (including in its Guaranty) as being a Delaware corporation are amended to read that it is a Michigan corporation.

QS STEEL INC.


By: /s/ Gary P. Latendresse
   --------------------------------------------------
         Gary P. Latendresse
         President




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